UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100, Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement to Partially Fund a Stock Repurchase Program.

On August 12, 2025, Molina Healthcare, Inc. (the “Company”) entered into a Fourth Amendment to its Credit Agreement (the “Amended Credit Agreement”) among the Company, as the Borrower, the Lenders (as defined therein), and Truist Bank, as Administrative Agent, Issuing Bank and Swingline Lender. The Amended Credit Agreement amends and restates the Company’s prior Credit Agreement dated as of June 8, 2020 (as amended prior to August 12, 2025, the “Prior Credit Agreement”). The terms of the Amended Credit Agreement are substantially similar to the terms of the Prior Credit Agreement, but with an additional Delayed Draw A-2 Commitment under the Amended Credit Agreement in an aggregate principal amount of $500 million, with a Delayed Draw A-2 Maturity Date of August 12, 2027 (the “Term Loan A-2”). Loans under the Term Loan A-2 are subject to an applicable margin of 0.50% for base rate loans and 1.50% for SOFR-based loans.

The Company intends to use the Term Loan A-2 proceeds to partially fund its previously authorized stock repurchase program as a temporary measure due to the timing of subsidiary dividends to the parent company later this year.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Credit Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description
10.1*	Fourth Amendment to Credit Agreement, dated as of August 12, 2025, by and among the Company, the Lenders party thereto and Truist Bank, as Administrative Agent, Issuing Bank and Swingline Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules (or similar attachments) to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant agrees to furnish a copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: August 12, 2025	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary